Rule 497(c)
                              33-97984
                              811-9108

                          Lipper High Income Bond Fund

                            Lipper U.S. Equity Fund

                        Prime Lipper Europe Equity Fund


                             The Lipper Funds, Inc.

                                101 Park Avenue
                               New York, NY 10178

                      For information call 1-800-LIPPER 9



                               December 29, 1995


     The Lipper Funds, Inc. (the "Company") is an open-end management investment company which offers three diversified portfolios: Lipper High Income Bond Fund (the "High Income Fund"), Lipper U.S. Equity Fund (the "U.S. Equity Fund") and Prime Lipper Europe Equity Fund (the "Europe Equity Fund" and, together with the High Income Fund and the U.S. Equity Fund, the "Funds"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectus dated December 29, 1995 (which may be amended or supplemented from time to time) (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus.

     This Statement of Additional Information is not itself a prospectus and is authorized for distribution only when preceded or accompanied by a prospectus. No investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge by writing or calling the Company at the address and telephone number set forth above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.
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                               TABLE OF CONTENTS


Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . .   3

Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Additional Purchase Information . . . . . . . . . . . . . . . . . . . . . .  15

Additional Redemption Information . . . . . . . . . . . . . . . . . . . . .  16

Valuation of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Management of The Company . . . . . . . . . . . . . . . . . . . . . . . . .  18

Distribution and Service Plans  . . . . . . . . . . . . . . . . . . . . . .  24

Additional Information Concerning Taxes . . . . . . . . . . . . . . . . . .  25

Performance Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

Additional Information Concerning Fund Shares . . . . . . . . . . . . . . .  29

Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
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                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the High Income Fund is high current income. The investment objective of the U.S. Equity Fund and the Europe Equity Fund is capital appreciation. The following policies supplement the description of each Fund's investment objective and policies in the Prospectus.

Portfolio Transactions

     Subject to the general control of the Company's Board of Directors, Lipper & Company, L.L.C., the investment adviser to the High Income Fund and the U.S. Equity Fund (the "U.S. Adviser"), and Prime Lipper Asset Management, the investment adviser to the Europe Equity Fund (the "European Adviser" and, together with the U.S. Adviser, the "Advisers") are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund(s) for which each serves as investment adviser. The High Income Fund's portfolio transactions will occur primarily with issuers, underwriters and major dealers acting as principals, and the U.S. Equity Fund's and the Europe Equity Fund's portfolio transactions may consist of such transactions. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions, which may vary among different brokers, or the payment of fixed brokerage commissions. In making portfolio investments, the Advisers seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Advisers may, in their discretion, effect transactions in portfolio securities with brokers or dealers who provide the Advisers with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by the Advisers in servicing accounts in addition to the Funds, and not all such services will necessarily benefit the Funds.

     With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     Investment decisions for each Fund are made independently from those for the other Funds or other investment company portfolios or accounts advised by the Advisers. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to each portfolio, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for a Fund. To the extent permitted by law, the Advisers may
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aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other portfolios in order to obtain best execution.

     The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisers or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Advisers, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have similar investment objectives but are not subject to such limitations.


     It is anticipated that the annual portfolio turnover rate generally will not exceed 75%, in the case of the High Income Fund, 125%, in the case of the U.S. Equity Fund, and 40%, in the case of the Europe Equity Fund. This rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by each Fund. Higher portfolio turnover results in the incurrence of higher transaction costs. In addition, the sale of securities held by a Fund for not more than one year will give rise to short-term capital gain or loss for federal income tax purposes. The federal income tax requirement that each Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months may limit a Fund's ability to dispose of its securities. See "Additional Information Concerning Taxes."


Additional Information on Portfolio Instruments and Certain Investment
Strategies

     U.S. Government Obligations. Examples of the types of U.S. government securities that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority, U.S. Postal Service and Washington D.C. Armory Board.

     Depositary Receipts. A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a
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depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

     Bank Obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of the ninth investment limitation set forth under "Investment Objective and Policies--Investment Limitations" below. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
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     Convertible Securities. A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible securities tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the fixed income convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. Each Fund will enter into repurchase agreements only with counterparties determined to be creditworthy in accordance with standards adopted by the Company's Board of Directors.

     Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Each Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by its Adviser.

     Loans of Portfolio Securities. Each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. There is no investment restriction on the amount of securities that may be loaned. The Funds may not lend their portfolio securities to the Advisers or their affiliates without specific authorization from the SEC. Loans of portfolio securities by the a Fund will be collateralized by cash, letters of credit or securities which are consistent with its permitted investments, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds
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may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Funds or the Advisers, and which is acting as a "finder." With respect to loans by a Fund of its portfolio securities, such Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by a Fund in connection with such loans would be invested in securities in which such Fund is permitted to invest.

     When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a "when issued" or delayed delivery basis (i.e., for delivery beyond the normal settlement date at a stated price). When a Fund agrees to purchase when-issued or delayed delivery securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purpose of this limitation.

     The SEC has adopted Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper and institutional municipal securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Each Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature
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of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

     Appendix A to the Prospectus contains a description of the relevant rating symbols used by nationally recognized rating agencies for obligations that may be purchased by the Funds.

Additional Information Regarding Hedging and Derivatives

     As described in the Prospectus, each Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Fund's investments, such as commodity prices or rates of inflation), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. A detailed discussion of Derivatives (as defined below) that may be used by the Advisers on behalf of the Funds follows below. The Funds will not be obligated, however, to use any Derivatives and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on securities, securities indices, currencies and other financial instruments, and entering into currency forward contracts.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving such Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, index or other instrument might be intended to protect such Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
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     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be
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met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of such Fund's obligation pursuant to an OTC option sold by such Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by such Fund or will increase such Fund's income. Similarly, the sale of put options can also provide gains.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices. All calls sold by a Fund must be "covered" (that is, such Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by such Fund will expose such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, such Fund's investment objective and the restrictions set forth herein.

     Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also
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may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


     Options on Currencies. Each Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, a Fund may purchase call or put options on a currency for non-hedging purposes when its Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

     Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") which provide for the purchase or sale of an amount of a specified currency at a future date. Purposes for which such contracts may be used include protecting against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. dollar value of dividends declared on securities held by a Fund and generally protecting the U.S. dollar value of securities held by a Fund against exchange rate fluctuation.

     Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of such Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of such Fund's management objective.
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     Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent an Adviser's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

     Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

     Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that such Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require such Fund to segregate liquid high grade debt obligations equal to the exercise price.

     OTC options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although such Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by such Fund other than those described above generally settle with physical delivery, and such Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

     The Prospectus summarizes certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares (as defined below under "Additional Information Concerning Fund Shares"). Investment limitations numbered 1 through 8 below may not be changed with respect to a Fund without such vote of shareholders; investment limitations 9 through 12 may be changed at any time with respect to a Fund by a vote of the Company's Board of Directors without shareholder approval.

            1. A Fund may not purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation and provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

            2. A Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33-1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund when borrowings exceed 5% of its total net assets.

            3. A Fund may not issue senior securities, except as permitted under the 1940 Act.

            4. A Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

            5. A Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

            6. A Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

            7. A Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers which invest in real estate or interests therein.

            8. A Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

            9. A Fund may not invest more than 15% of the value of its assets in securities that are illiquid, provided, however, that a Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.

            10. A Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that a Fund may make short sales against the box and except in connection with Derivatives.

            11. A Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except in connection with Derivatives.

            12. A Fund may not purchase securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     In order to permit the sale of a Fund's shares in certain states, such Fund may make commitments more restrictive than the investment policies and limitations above. Should a Fund determine that any such commitments are no longer in its best interest, it will revoke the commitment by terminating sales of its shares in the state involved. If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 2 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.


                        ADDITIONAL PURCHASE INFORMATION

     Information on how to purchase and redeem shares of each Fund is included in the Prospectus. The issuance of a Fund's shares is recorded on such Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares.

                       ADDITIONAL REDEMPTION INFORMATION

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as such Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.


                              VALUATION OF SHARES

     Because of the differences in distribution fees, service fees and class-specific expenses, the per share net asset value of each class of each Fund may differ. The following is a description of the procedures used by each Fund in valuing its assets.

     Securities traded on an exchange will be valued on the basis of the last sale price on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the mean between the bid and ask prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Securities which are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                           MANAGEMENT OF THE COMPANY

Directors and Officers

     The Board of Directors of the Company is responsible for the overall management and operations of each Fund. The Company's directors and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:



                                             Position with the         Principal Occupations During
Name, Address and Age                        Company                   Past 5 Years and Other Affiliations

---------------------                        -----------------         -----------------------------------


Kenneth Lipper<F1>                           Director, Chairman of     President of Lipper & Company, L.L.C.
101 Park Avenue                              the Board and President   since 1995; President of Lipper &
New York, NY 10178                                                     Company, Inc. since 1986; President of
Age: 54                                                                Lipper & Company, L.P. since 1991;
                                                                       trustee of the Rockefeller Brothers Fund;
                                                                       member of the Federal Reserve Bank of New
                                                                       York's International Advisory Board;
                                                                       Senior Financial Adviser to the New York
                                                                       City Counsel; member of the Harvard
                                                                       Executive Committee on University
                                                                       Resources; member of the Visitor's
                                                                       Committee of the Kennedy School of
                                                                       Government at Harvard University.


Abraham Biderman<F1>                         Director, Executive Vice  Executive Vice President of Lipper &
101 Park Avenue                              President, Treasurer and  Company, L.L.C. since 1995; Executive
New York, NY 10178                           Secretary                 Vice President of Lipper & Company, Inc.
Age: 47                                                                since 1990; Executive Vice President of
                                                                       Lipper & Company, L.P. since 1991.


Steven Finkel                                Executive Vice President  Executive Vice President of Lipper &
101 Park Avenue                                                        Company, L.L.C. since 1995; Executive
New York, NY  10178                                                    Vice President of Lipper & Company, Inc.
Age: 48                                                                since 1987; Executive Vice President of
                                                                       Lipper & Company, L.P. since 1991.


Martin Maltz<F2><F3>                         Director                  Principal Scientist, Xerox Corporation.
25 Dunrovin Lane
Rochester, NY 14618
Age: 54

Irwin Russell<F2><F3>                        Director                  Attorney, Law Offices of Irwin E. Russell
433 North Camden Drive, #1200                                          since November 1992; Of Counsel, Rudin
Los Angeles, CA 90210                                                  and Appel (November 1989 to November
Age:  69                                                               1992); Director, The Walt Disney
                                                                       Company.


Stanley Brezenoff<F2><F3>                    Director                  Chief Executive Officer, Maimonides
510 E. 23rd Street                                                     Medical Center, since February 1995;
New York, NY  10010                                                    Executive Director, Port Authority of New
Age:  58                                                               York and New Jersey (September 1990 to
                                                                       February 1995).


Karl O. Hartmann                             Assistant Secretary       Senior Vice President, Secretary and
Chase Global Funds Services Company                                    General Counsel of Chase Global Funds
73 Tremont Street                                                      Services Company, since November, 1991;
Boston, MA  02108-3913                                                 Senior Vice President, Secretary and
Age:  40                                                               General Counsel of Leland, O'Brien,
                                                                       Rubinstein Associates, Inc., from
                                                                       November, 1990 to November, 1991.


Robert E. O'Hare                             Assistant Secretary       Associate  General Counsel, Chase Global
Chase Global Funds Services Company                                    Funds Services Company, since September
73 Tremont Street                                                      1994; Special Counsel, Boston District
Boston, MA  02108-3913                                                 Office, Securities and Exchange
Age:  49                                                               Commission, from February, 1992 to
                                                                       September, 1994; Associate Counsel, The
                                                                       Boston Company Advisors, Inc., from
                                                                       April, 1987 to February, 1992.


Ellen Watson                                 Assistant Secretary       Supervisor of State Regulation, Chase
Chase Global Funds Services Company                                    Global Funds Services Company, since
73 Tremont Street                                                      November, 1991.
Boston, MA  02108-3913
Age:  38


Michael Leary                                Assistant Treasurer       Assistant Treasurer, Chase Global Funds
Chase Global Funds Services Company                                    Services Company, since December 1993;
73 Tremont Street                                                      Audit Manager, Ernst & Young, from
Boston, MA  02108-3913                                                 August, 1988 to December, 1993.
Age:  30


John M. Corcoran                             Assistant Treasurer       Assistant Vice President, Manager of
Chase Global Funds Services Company                                    Administration, Chase Global Funds
73 Tremont Street                                                      Services Company since October, 1993;
Boston, MA  02108-3913                                                 Audit Manager, Ernst & Young, from
Age:  30                                                               August, 1987 to September, 1993.

_______________________
   <F1>   Director considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.
   <F2>   Audit Committee Member.
   <F3>   Nominating Committee Member.

     For so long as the Retail Distribution Plan remains in effect, the directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the directors who are not "interested persons" of the Company.

     No officer or employee of either Adviser or Chase Global Fund Services Company, the Company's administrator, receives any compensation from the Company for acting as an officer or director of the Company. The Company pays each director who is not a director, officer or employee of either Adviser or any of their affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimburses them for travel and out-of-pocket expenses. Set forth below is information regarding the aggregate amount of fees estimated to be received by each director of the Company during the Company's initial fiscal year ending December 31, 1996:

                                                                    Pension or                                Total Compensation
                                                Aggregate       Retirement Benefits     Estimated Annual      From Fund and Fund
                                              Compensation      Accrued as Part of        Benefits Upon           Complex to
           Name of Board Member               from Company       Company Expenses          Retirement            Board Member
-----------------------------------------   ----------------  ----------------------  -------------------  -----------------------

Kenneth Lipper                                         0                    0                      0                      0
Abraham Biderman                                       0                    0                      0                      0
Irwin Russell                                   $ 10,000                    0                      0               $ 10,000
Martin Maltz                                    $ 10,000                    0                      0               $ 10,000
Stanley Brezenoff                               $ 10,000                    0                      0               $ 10,000



     In addition, the Company estimates that the aggregate reimbursement to directors for travel and out-of-pocket expenses for the initial fiscal year ending December 31, 1996 will be approximately $17,000.

     By virtue of the responsibilities assumed by the Advisers, Chase Global Funds Services Company and their affiliates under their respective agreements with the Company, the Company itself requires no employees other than its officers.


Investment Advisers


     Each Fund's Adviser will serve as its investment adviser pursuant to a separate written advisory agreement approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, on December 14, 1995. The services provided by each Fund's Adviser under its advisory agreement with such Fund and the fees paid to each Adviser are described in the Prospectus under "Management of the Company." The Advisers bear all expenses in connection with the performance of their services and pay the salaries of all officers or employees who are employed by the Advisers and the Company. Unless sooner terminated, each advisory agreement will continue in effect until for an initial two-year period and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "Additional Information Concerning Fund Shares") of the outstanding shares of the relevant Fund and, in either case, by a majority of the directors who are not parties to such agreement or "interested persons" of any party by votes cast in person at a meeting called for such purpose. Each advisory agreement is terminable by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

Administrator

     Chase Global Funds Services Company (the "Administrator"), a wholly owned subsidiary of The Chase Manhattan Bank, N.A., has agreed to provide the following services: (i) assist generally in supervising each Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Company's agreements with Participating Dealers;
(ii) prepare reports to the Funds' shareholders and prepare tax returns and reports to and filings with the SEC; (iii) compute the net asset value per share of each class of each Fund; (iv) provide the services of certain persons who may be elected as directors or appointed as officers of the Company by the Board of Directors; and (v) maintain the registration or qualification of each Fund's shares for sale under state securities laws.

Distributor

     Lipper & Company, L.P. (the "Distributor") distributes the Funds' shares continuously on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of preparing, printing and distributing all sales literature. See "Distribution and Service Plans." The Distributor may act as distributor for other investment companies.

     Payment for Fund shares is due and shares of the Funds are issued generally on the third business day following the day the public offering price is next determined after a purchase order is received (the "Settlement Date"). When payment is made by the investor prior to a Settlement Date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and the Distributor or a Participating Dealer may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the Settlement Date. If the investor instructs the Distributor or a Participating Dealer to invest the funds in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant Fund and the money market fund, and in the event the Distributor or its affiliates serve both funds in an investment advisory capacity, the Distributor will benefit from the fact that it (or its affiliates) is receiving fees from both such funds for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to the Distributor and Participating Dealers resulting from delayed settlement procedures and will take such benefits into consideration when reviewing the advisory and distribution and service agreements for continuance.

Custodian and Transfer Agent

     The Chase Manhattan Bank, N.A. (the "Custodian"), is located at 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, and serves as the Company's custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

     Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108, and serves as the Company's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company and produces statements with respect to account activity for the Company and its shareholders. For these services, the Transfer Agent receives a monthly fee computed separately for each class of each Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.


Expenses

     Each Fund's expenses include taxes, interest, fees and salaries of the Company's trustees and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Each Fund's expenses are allocated to a particular class of its shares based on either expenses identifiable to such class or the relative net assets of such class and the other classes of its shares. In addition, the Retail Shares of each Fund bear a distribution fee in accordance with the Retail Servicing Plan, and the Group Retirement Plan Shares of each Fund may bear a service fee in accordance with the Group Retirement Servicing Plan. See "Distribution and Service Plans." Each Adviser has agreed that if, in any fiscal year, the expenses borne by the Fund(s) it advises exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund(s) are registered or qualified for sale to the public, it will reimburse such Fund(s) for any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by such Fund(s). California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

                         DISTRIBUTION AND SERVICE PLANS

Retail Distribution Plan

     Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid by the Retail Shares of each Fund to the Distributor and to certain Participating Dealers could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Retail Shares of each Fund (the Retail Distribution Plan). The Company's Board of Directors believes that there is a reasonable likelihood that the Retail Distribution Plan will benefit each Fund and the holders of its Retail Shares. In some states, banks or other financial services firms effecting transactions in Retail Shares may be required to register as dealers pursuant to state law. The Funds' Premier Shares and Group Retirement Plan Shares do not bear distribution fees.

     Quarterly reports of the amounts expended under the Retail Distribution Plan with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Directors of the Company for its review. In addition, the Retail Distribution Plan provides that it may not be amended to increase materially the costs which the Retail Shares of any Fund may bear pursuant to such plan without shareholder approval of the holders of such Fund's Retail Shares, and that other material amendments of the Retail Distribution Plan must be approved by the Board of Directors of the Company, and by the directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Retail Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to each Fund by such vote of the Board of Directors of the Company cast in person at a meeting called for the purpose of voting on the Retail Distribution Plan. The Retail Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the directors who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the Retail Shares of a Fund. Any agreement entered into in connection with the Retail Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Group Retirement Servicing Plan

     As stated in the Prospectus, in accordance with the Group Retirement Servicing Plan, the Company intends to enter into servicing agreements pursuant to which Participating Dealers and sometimes the Distributor will, as agent for their customers, render certain support services to their customers who are beneficial owners of Group Retirement Plan Shares. Such services are intended to supplement the services provided by the Company's Administrator and Transfer Agent, and are described in the Prospectus. Servicing agreements between the

Company and Participating Dealers and/or the Distributor with respect to a Fund's Group Retirement Plan Shares will be terminable by either party at any time without penalty. As of the date of this Statement of Additional Information, the Company has not entered into any such servicing agreements.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is only a brief summary of certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.


In General

     Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Code and to continue to so qualify. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of a Fund will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in obligations that have original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired if such Fund elects to accrue market discount on a current basis. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

     If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to such Fund's shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of such Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to its shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to such Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     Each Fund's net long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions, whether paid in cash or reinvested in additional shares, will be taxable to each Fund's shareholders as long-term capital gains, regardless of how long a shareholder has held such Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of such Fund's taxable year.

     Investment company taxable income earned by a Fund will be distributed to its shareholders. In general, a Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on any undistributed investment company taxable income of such Fund. To the extent such income is distributed by a Fund, it will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

                                PERFORMANCE DATA

     From time to time, each Fund may quote total return information, and the High Income Fund may quote yield information, for one or more classes of its shares in advertisements or in reports and other communications to shareholders and compare total return and yield on one or more classes of its shares to that of other funds or accounts with a similar objective and to relevant indices. Total return for each of the High Income Fund and the Europe Equity Fund will include the performance of a corresponding limited partnership which was the predecessor entity to each Fund.


Average Annual Total Return

     Under the rules of the SEC, funds advertising performance must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                   P(1 + T)n=ERV

     Where:  P  = a hypothetical initial payment of $1,000.
             T  = average annual total return
             n  = number of year
           ERV = Ending Redeemable Value of hypothetical $1,000 investment made at the beginning of a 1-,5-, or 10 year period at the end of the 1-,5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Aggregate Total Return

     "Aggregate total return" figures represent the cumulative change in the value of an investment in a class of a Fund's shares for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

     Where:  P  = a hypothetical initial payment of $10,000.
           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


Thirty Day Yield

     The High Income Fund may advertise the yield on one or more classes of its shares based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                             6
                              Yield 2[(a-b+1) -1]
                                       ---
                                        cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d  = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the High Income Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the High Income Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     Each Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the High Income Fund's performance stated in terms of yield (whether or not based on a 30-day period)l, will be given no greater prominence than the information prescribed under SEC rules.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of any class of a Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions.


                 ADDITIONAL INFORMATION CONCERNING FUND SHARES

     As used in this Statement of Additional Information and the Prospectus, a "majority of the outstanding shares," when referring to the 1940 Act approvals to be obtained from shareholders in connection with matters affecting any particular portfolio of the Company (such as each Fund) (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of the plan of distribution with respect to the Retail Shares of each Fund) means the lesser of (1) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

     The By-Laws of the Company provide that the Company shall not be required to hold an annual meeting of shareholders in any year in which the election of directors to the Company's Board of Directors is not required to be acted upon under the 1940 Act. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

     Shares of each class of a particular portfolio of the Company (such as each Fund) are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Company's Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular class are credited with a proportionate share of any general assets of the Company not belonging to a particular class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of the respective classes of the portfolios of the Company at the time of allocation.

     In the event of the liquidation or dissolution of the Company, shares of each class of a portfolio are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the Company with respect to a particular portfolio or class are conclusive.

                                    COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations), 425 Lexington Avenue, New York, New York 10017-3954, serves as counsel to the Company. The validity of the shares under Maryland law will be passed upon for the Company by Piper & Marbury, Baltimore, Maryland.


                                    AUDITORS


     Price Waterhouse L.L.P. acts as the Company's independent auditors and has offices at 1177 Avenue of the Americas, New York, New York 10036. The financial statement included in this Statement of Additional Information has been so included in reliance upon the report of the Company's independent auditors, given on the authority of that firm as experts in auditing and accounting.

Report of Independent Accountants



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (the "Fund"), one of the series portfolios of The Lipper Funds, Inc., at December 27, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.





Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York

December 28, 1995

                             THE LIPPER FUNDS, INC.


                            LIPPER U.S. EQUITY FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 27, 1995








ASSETS:

     Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $100,000
     Deferred organization costs (Note 1)   . . . . . . . . . . . . . . . . . . . . . . .              77,863

                                                                                                      177,863

LIABILITIES:

     Deferred organization costs payable (Note 1)   . . . . . . . . . . . . . . . . . . .              77,863
     Net Assets (applicable to 10,000 shares of beneficial interest of Premier class issued and outstanding (par value .001), 1,111,111,111 shares authorized.  No Retail
     or Group Retirement Plan shares issued.)   . . . . . . . . . . . . . . . . . . . . .            $100,000

     Net asset value, offering and redemption price per share of Premier class                         $10.00


Note 1  Organization:

Lipper U.S. Equity Fund (the "Fund") is one of the series of The Lipper Funds, Inc. (the "Company") which was incorporated under Maryland law on August 22, 1995. The Fund has had no operations to date other than matters relating to its organization and registration of the Company as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and the sale and issuance of 6,667 Premier class shares to Lipper & Company, L.L.C. for $66,667 and 3,333 Premier class shares to Prime Lipper Asset Management, an affiliate of Lipper & Company, L.L.C., for $33,333 on

December 27, 1995. Lipper & Company, L.L.C. is the adviser to the Fund and Lipper High Income Bond Fund, which are two of the three separate investment series of the Company. Prime Lipper Asset Management is the adviser to the third of the three investment series of the Company, Prime Lipper Europe Equity Fund. Lipper & Company, L.L.C. has agreed to advance all of the costs incurred in connection with the organization and initial registration of the Fund, and the Fund has agreed to reimburse the adviser for such costs. If any of the initial shares are redeemed by any holder thereof during the amortization period, the redemption proceeds will be reduced by the unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of redemption. The portion of costs incurred and to be incurred by the Company allocated to the Fund's organization and registration, estimated at $77,863, will be amortized on a straight line basis for a period of 60 months beginning at the commencement of operations of the Fund.

Note 2  Investment Advisory Agreement:

The Fund has entered into an investment advisory agreement with Lipper & Company, L.L.C. (the "Adviser") to manage the investment of the assets of the Fund. For services performed under the agreement, the Fund will pay the Adviser a fee calculated daily and paid monthly at an annual rate of .85% of the average daily net assets of the Fund. The Adviser has voluntarily undertaken to reimburse Fund expenses to the extent necessary to limit the total operating expenses of the Fund to 1.10% of the Premier Share's average daily net assets for any fiscal year or portion thereof that the limitation is in effect. The voluntary reimbursement is limited to the extent of the Adviser's investment advisory fee. The Adviser will continue this reimbursement until further notice.

Note 3  Administration Agreement:

Chase Global Funds Services Company provides administrative, fund accounting, dividend disbursing, and transfer agent services pursuant to a Mutual Funds Service Agreement between the Company and The Chase Manhattan Bank, N.A. ("Chase"). For services performed under the agreement, the Company will pay Chase an annual fee computed daily and paid monthly, based on the combined aggregate average daily net assets of the Company, as follows: .2% of the first $200 million, .1% of the next $200 million, and .05% over $400 million. Administration fees payable by each Fund are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. Chase is entitled to an annual minimum fee of $70,000 per series.

Note 4  Class of Shares and Distribution and Shareholder Servicing Plans:

Each series of the Company is authorized to offer three separate classes of shares - Premier, Retail, and Group Retirement Plan shares. The outstanding shares presented in this financial statement relate to the Premier class shares. No Retail or Group Retirement shares have been issued prior to the date of this financial statement.

Pursuant to a distribution agreement between the Company and Lipper & Company, L.P. (the "Distributor"), the Distributor will act as the distributor of the shares of each series. The Distributor will be the primary distributor and will be entering into selling arrangements with third-party distributors. In connection with a distribution plan for the Retail shares pursuant to Rule 12b-1 of the 1940 Act, the Fund has agreed to compensate the Distributor for its services at a rate which may not exceed .25% of the average daily net assets on an annual basis applicable to the Retail class of shares. Such fees are accrued daily and paid monthly. The distribution plan provides that the Distributor will use these fees to finance activities that promote the sale of the Retail class shares.

The Company, on behalf of the Group Retirement Plan class of shares of each series, intends to enter into shareholder servicing agreements with third parties which will render certain support services to their customers who are beneficial owners of Group Retirement Plan shares. Under the Group Retirement Servicing Plan, each series at the expense of its Group Retirement Plan shares, will pay these third parties up to .25% of the average daily net asset value on an annual basis of the Group Retirement Plan shares of that series. The fee will be accrued daily and paid monthly. The services to be provided under the Group Retirement Servicing Plan include communication and correspondence with shareholders as well as assistance to shareholders regarding shareholder activity, furnishing reports to shareholders, and maintaining shareholder records.